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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ---------------

      Date of Report (Date of Earliest Event Reported):  August 1, 2001


                           GulfMark Offshore, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
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                 (State or Other Jurisdiction of Incorporation)


          000-22853                                  76-0526032
   -------------------------                   ----------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


   4400 Post Oak Parkway, Suite 1170, Houston, Texas          77027
   -------------------------------------------------        ----------
   (Address of Principal Executive Offices)                 (Zip Code)


                                   (713)963-9522
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                          N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                     (Exhibit Index Located on Page 3)



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ITEM 5.    OTHER EVENTS
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     On August 1, 2001, GulfMark Offshore, Inc. (NASDAQ: GMRK)
announced the results of its operations for the quarter ended
June 30, 2001. Additional information is included in the Company's press release dated August 1, 2001, which is attached hereto as Exhibit 99.1

(b)   Exhibits.

Exhibit No.                   Description
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99.1             Press Release dated August 1, 2001



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GulfMark Offshore, Inc.


Date: August 1, 2001                    By: /s/ Edward A. Guthrie
                                            -------------------------
                                            Edward A. Guthrie
                                            Executive Vice President and
                                            Chief Financial Officer






















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                               EXHIBIT INDEX

Exhibit No.                   Description
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99.1              Press Release dated August 1, 2001













































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